Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TurboSonic Technologies Inc., (the "Company"), on Form 10-KSB for the year ended June 30, 2005, as filed with the Securities and Exchange Commission, (the "Report"), I, Edward F. Spink, Chief Executive Officer of the Company, certify, pursuant to 18U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ EDWARD F. SPINK
Edward F. Spink
Chief Executive Officer
September 26, 2005

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TurboSonic Technologies Inc., (the "Company"), on Form 10-KSB for the year ended June 30, 2005, as filed with the Securities and Exchange Commission, (the "Report"), I, Patrick J. Forde, President, Secretary and Treasurer of the Company, certify, pursuant to 18U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ PATRICK J. FORDE
Patrick J. Forde
President, Secretary and Treasurer
(Chief Financial Officer)
September 26, 2005